As filed with the Securities and Exchange Commission on May 5, 2000

                                            Securities Act File No. 333-________
                                    Investment Company Act File No. 811-________
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM N-2
             Registration Statement Under The Securities Act of 1933        |X|
                           Pre-Effective Amendment No. __                   |_|

                       Post-Effective Amendment No. __                      |_|
                                   and/or
         Registration Statement Under The Investment Company Act of 1940    |X|
                                Amendment No.___                            |_|
                        (check appropriate box or boxes)

                         -----------------------------

                                 Gilat DBS, Inc.
               (Exact Name of Registrant as Specified in Charter)
                    (Address of Principal Executive Offices)
                         c/o Gilat Communications, Inc.
                              1651 Old Meadow Road
                             McLean, Virginia 22102

       Registrant's Telephone Number, including Area Code: (703) 749-1600

                      -------------------------------------

                     (Name and Address of Agent for Service)

                           Gilat Communications, Inc.
                              1651 Old Meadow Road
                             McLean, Virginia 22102

             ------------------------------------------------------

                                 With copies to:
        GENE KLEINHENDLER, ADV.                 LEONARD B. MACKEY, JR., ESQ.
  Kleinhendler & Halevy, Law Offices               RICHARD HOROWITZ, ESQ.
   30 Kalisher Street, 6th Floor            Clifford Chance Rogers & Wells LLP
    Tel Aviv, Israel 65257                          200 Park Avenue
    Tel: (972-3) 510-7575                          New York, NY 10166
    Fax: (972-3) 510-7528                         Tel: (212) 878-8000
                                                   Fax:212-878-8375

                          ----------------------------

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                          ---------------------------

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

                           --------------------------

              CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==========================================================================================
                                                                  Proposed
                                                      Proposed     Maximum
                                         Amount       Offering    Aggregate   Amount Of
        Title of Securities              Being         Price      Offering   Registration
          Being Registered             Registered    Per Share    Price(1)       Fee
------------------------------------------------------------------------------------------
Common Stock $.001 Par Value........ 23,753 Shares     $4.21      $100,000      $26.40

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.
(2) Previously paid.

                         -------------------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                              CROSS-REFERENCE SHEET
                         Parts A and B of the Prospectus

      Items in Parts A and B of Form N-2                     Location in Prospectus
      ----------------------------------                     ----------------------
1.    Outside Front Cover............................ Front Cover Page
2.    Inside Front and Outside Back Cover Page....... Front Cover Page; Inside Front Cover Page; Outside Back
                                                         Cover Page
3.    Fee Table and Synopsis......................... Prospectus Summary
4.    Financial Highlights........................... Not Applicable
5.    Plan of Distribution........................... Not Applicable
6.    Selling Stockholders........................... Not Applicable
7.    Use of Proceeds................................ Use of Proceeds
8.    General Description of the Registrant.......... Cover Page; Prospectus Summary; The Company; Investment
                                                         Restrictions; Investment Objective and Policies; Risk
                                                         Factors; Description of Capital Stock
9.    Management..................................... Prospectus Summary; Management of the Company; Custodian;
                                                         Transfer Agent and Registrar; Description of Capital
                                                         Stock
10.   Capital Stock, Long-Term Debt, and Other
         Securities.................................. Description of Capital Stock; Taxation
11.   Defaults and Arrears on Senior Securities...... Not Applicable
12.   Legal Proceedings.............................. Not Applicable
13.   Table of Contents of the Statement of
         Additional Information...................... Not Applicable
14.   Cover Page..................................... Not Applicable
15.   Table of Contents.............................. Not Applicable
16.   General Information and History................ Prospectus Summary; The Company
17.   Investment Objective and Policies.............. Prospectus Summary; Investment Objective and Policies;
                                                         Investment Restrictions
18.   Management..................................... Prospectus Summary; Management of the Company
19.   Control Persons and Principal Holders of
         Securities.................................. Not Applicable
20.   Investment Advisory and Other Services......... Prospectus Summary; Management of the Company;
                                                         Custodians; Transfer Agent and Registrar; Experts
21.   Brokerage Allocation and Other Practices....... Not Applicable
22.   Tax Status..................................... Taxation
23.   Financial Statements........................... Financial Statement and Report of Independent Auditor

------------
Pursuant to Part B: Statement of Additional Information, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

PROSPECTUS

                                 Gilat DBS, Inc.
                              ------------------

                          ____ Shares of Common Stock
                            Issuable Upon Exercise of
                       Rights to Subscribe for Such Shares
                              ------------------

      Gilat DBS, Inc. (the "Company") is issuing non-transferable rights to the stockholders of Gilat Communications Ltd. (other than certain excluded stockholders). You will receive one right for each share of common stock of Gilat Communications Ltd. that you own on the record date, which is ______, 2000. These rights entitle you to subscribe for shares of the common stock the Company. You may purchase one share of common stock of the Company for every one right you receive.

      The rights are not transferable and, therefore, may not be purchased or sold. The rights will not be traded on any securities exchange or other market. The common stock of the Company will not be traded on any securities exchange or other market. An investment in the Company is suitable only if you have no need for liquidity with respect to your investment and you can bear the economic risk of your investment for an indefinite period of time, including the possible complete loss of your investment.

      This offer will expire at 5:00 P.M., New York City time, on _______, 2000 unless the Company extends the offering as described in this Prospectus. A minimum of 20% of the rights offered must be exercised if any shares of the Company's common stock are to be issued.


                              ------------------

                               Per Share     Total
                               ---------     -----
Subscription Price...........    $4.21       $____
Estimated Proceeds to Company*   $____       $____
-------------
The estimated proceeds to the Company assumes all of the shares offered are purchased at the subscription price.

* After deduction of expenses incurred by the Company related to the offering estimated at $350,000.

                              ------------------

      The Company is a non-diversified, closed-end management investment company. The Company's investment objective is long-term capital appreciation. In seeking to achieve this objective, the Company will invest all of its assets in the ordinary shares of DBS Satellite Services (1998) Ltd. ("DBS Satellite"). DBS Satellite is an Israeli company that obtained a license in January 1999 from the Ministry of Communications of the State of Israel to provide direct, multi-channel pay television broadcasts via satellite in Israel. DBS Satellite is a new company with no operating history and uncertain prospects for making money. It is not anticipated that shares of DBS Satellite will be traded on any securities exchange or other market for the foreseeable future. There is no assurance that a public market will ever exist for shares of DBS Satellite. The Company's business is the holding of DBS Satellite shares, and it does not intend to enter into any other business. There can be no assurance that the Company will achieve its investment objective.

      The Company's investment in DBS Satellite is extremely speculative and involves substantial risks. See the "Risk Factors" section on page ___ of this Prospectus for a more comprehensive discussion of risks.

      This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference.

                              ------------------

      Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                               ------------------

      All references in this Prospectus to "dollars" or "$" are to United States dollars, and all references in this Prospectus to "NIS" are to New Israeli Shekels.

                               ------------------

              The date of this Prospectus is ________________, 2000

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROSPECTUS SUMMARY.............................................................

THE COMPANY....................................................................

THE OFFER......................................................................

USE OF PROCEEDS................................................................

RISK FACTORS...................................................................

INVESTMENT OBJECTIVE AND POLICIES..............................................

INVESTMENT RESTRICTIONS........................................................

MANAGEMENT OF THE COMPANY......................................................

COMPANY EXPENSES...............................................................

NET ASSET VALUE................................................................

TAXATION.......................................................................

DESCRIPTION OF CAPITAL STOCK...................................................

CUSTODIAN......................................................................

EXPERTS........................................................................

LEGAL MATTERS..................................................................

ADDITIONAL INFORMATION.........................................................

FINANCIAL STATEMENT AND REPORT OF INDEPENDENT AUDITOR..........................

------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

       This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire Prospectus carefully, including the risk factors.

Purpose of the Offer

The Company is offering the stockholders of Gilat Communications Ltd. ("Gilat Communications"), other than certain Excluded Stockholders (as defined below), rights to acquire the Company's common stock for the purpose of participating in the business of DBS Satellite Services (1998) Ltd. ("DBS Satellite"). DBS Satellite is an Israeli company that recently obtained a license from the Ministry of Communications (the "MOC") of the State of Israel to provide direct television broadcasts via satellite in Israel. Gilat Communications originally acquired the right to purchase 10% of the issued capital of DBS Satellite. However, the MOC ruled that Gilat Communications could not own shares in DBS Satellite, because DIC Communications & Technology Ltd. ("DIC") and PEC Israel Economic Corporation ("PEC"), two of the principal stockholders of Gilat Communications, also own a controlling interest in one of Israel's cable television operators. To comply with the MOC's ruling, Gilat Communications transferred its right to acquire such shares in DBS Satellite to Gilat DBS Ltd. ("Gilat DBS"). On February 22, 2000, Gilat DBS acquired the right to purchase an additional 5% of the issued capital of DBS Satellite.

On May __, 2000, after certain regulatory and legal issues relating generally to direct broadcasts via satellite in Israel were resolved by the MOC, the Company and Gilat DBS entered into an assignment agreement, pursuant to which Gilat DBS transferred to the Company the right to acquire up to 6.455% (the "Maximum Company Percentage") of the issued capital of DBS Satellite. The Company Percentage was determined based on the aggregate percentage ownership interest in Gilat Communications held by the stockholders of Gilat Communications, other than the Excluded Stockholders, on January 21, 1999, the date Gilat Communications filed a Form 6-K with the SEC that consisted of a press release announcing its general intention to spin off its interest in DBS Satellite to stockholders.

All stockholders of Gilat Communications will have the right to participate in this offering except for S.L.T. Holdings Ltd., Amiram Levinberg, Gideon Kaplan, Joshua Levinberg, L.F.H. Israel Australia Investments Company Ltd., Migdal Insurance Company Ltd., DIC and PEC (collectively, the "Excluded Stockholders"). The net proceeds of this offering (after reimbursing Gilat DBS for certain related costs and expenses and retaining a portion of such proceeds to pay the Company's estimated annual operating expenses for its first three fiscal years) will be used by the Company to acquire up to 6.455% of the issued capital of DBS Satellite. The actual percentage of the issued capital of DBS Satellite that will be acquired by the Company (the "Actual Company Percentage") will be determined by multiplying (x) the Maximum Company Percentage by (y) the proportion which the actual number of shares subscribed for in this offering bears to the total number of shares offered in this offering. Gilat DBS has retained the right to acquire all of the ordinary shares of DBS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Satellite that are not acquired by the Company with the net proceeds of this offering. See "Fee Table," "The Offer" and "Use of Proceeds."

Important Terms of the Offer

Aggregate  number of shares offered

Number of non-transferable rights
issued to each stockholder

One right for each whole share of Gilat Communications owned on the record date.

Subscription ratio

One share for every one right (1-for-1)

Subscription price per share

$4.21

Minimum percentage of rights that must be exercised if any shares are to be issued

20%

 Important Dates to Remember

       Event                                                 Date
       -----                                                 ----
Record Date........................................    _____________, 2000*
Subscription Period................................    _____________, 2000
                                                       to __________, 2000*
Expiration Date....................................    _____________, 2000*

Subscription Certificates
and Payment for Shares Due.........................    _____________, 2000*

Notice of Guaranteed Delivery Due +.................   _____________, 2000*

Payments and Subscription
Certificates for Guarantees of
Delivery Due.......................................    _____________, 2000*

Confirmation Mailed to Participants................    _____________, 2000*

---------------------------------
* Unless the offer is extended.

+ A stockholder exercising rights must deliver either (i) a subscription certificate and payment for shares or (ii) a notice of guaranteed delivery by ., 2000, unless the offer is extended.

The Company currently does not expect to pay dividends, as the Company's sole anticipated source of revenues will be dividends which may be paid out by DBS Satellite. DBS Satellite's dividend policy is that after it has experienced at least eight consecutive quarters of positive free cash flow, it will make annual or semi-annual dividend distributions to its shareholders, pro-rata to their respective holdings, of cash available in excess of reserves necessary to fund DBS Satellite's investments and operations for at least one year.

Method for Exercising Rights

If you wish to exercise your rights, you may do so in the following

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ways:

      (1) Complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to the Subscription Agent at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by 5:00 P.M., New York City time, on ________, 2000, unless the offer is extended.

      (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service. The notice of guaranteed delivery must be received by 5:00 P.M., New York City time, on the expiration date of the offer.

Non-Transferability of Rights

The rights are not transferable and, therefore, may not be purchased or sold. The rights will not be traded on any securities exchange or other market.

Offering Expenses

Offering expenses are estimated at $350,000. The offering expenses will be paid by the Company from the proceeds of the offering.

Use of Proceeds

The estimated maximum net proceeds of this offering are approximately [$28,600,000]. This figure assumes that all rights offered are exercised, all shares subscribed for are sold at a subscription price of $4.21 per share, and offering expenses estimated at approximately $350,000 are paid by the Company. The estimated minimum net proceeds of this offering are approximately [$5,700,000]. This figure assumes that the minimum percentage (20%) of rights offered are exercised, shares subscribed for are sold at a subscription price of $4.21 per share, and offering expenses estimated at approximately $350,000 are paid by the Company. The Company will invest the net proceeds of this offering to acquire up to 6.455% of the issued capital of DBS Satellite. A portion of the net proceeds will be used to reimburse Gilat DBS for certain related costs and expenses, including a portion of its cost of acquiring the rights to purchase the issued capital of DBS Satellite. In addition, a portion of the net proceeds will be retained by the Company to pay its annual operating expenses for its first three fiscal years, which are estimated to total in the aggregate approximately $550,000. See "Fee Table" and "Use of Proceeds."

The Company anticipates that its investment in DBS Satellite will occur over a 12 to 18 month period based on the cash needs of DBS Satellite, with approximately ___% of the net proceeds being invested in __ months. The proceeds of this offering will be held in U.S. Government securities and other high quality, short-term money market instruments until they are invested in DBS Satellite.

The Company

The Company is a non-diversified, closed-end management investment company.

--------------------------------------------------------------------------------

Investment Objective and Policies

The Company's investment objective is long-term capital appreciation. In seeking to achieve this objective, the Company will invest the net proceeds of this offering to acquire up to 6.455% of the issued capital of DBS Satellite. The Company's business is the holding of DBS Satellite shares, and it does Policies not intend to enter into any other business.

Investment Management

The Company will not be managed like a typical closed-end investment company. The Company will be internally managed by its Board of Directors and its officers and will not have any separate investment adviser.

Company Expenses

All the expenses of the Company (including the offering expenses) will be paid by the Company from the proceeds of this offering. A portion of the net proceeds will be retained by the Company to pay its estimated annual operating expenses for its first three fiscal years. See "Fee Table" and "Company Expenses."

Business of DBS Satellite

DBS Satellite is an Israeli company which recently obtained a license from the MOC to provide direct television broadcasts via satellite in Israel. These broadcasts, via satellite pay-television, involve transmissions to individual consumer satellite receiving equipment, using digital compression encryption technologies. The shareholders of DBS Satellite include leading companies in the Israeli communications market that have pooled their collective resources and experience for the introduction of direct television broadcasts via satellite in Israel. For a detailed description of the business of DBS Satellite, see "Investment Objective and Policies."

Risk Factors

The following summarizes some of the matters that you should consider before investing in the Company in connection with this offering.

Risk Factors Relating to the Company

The Company intends to invest all of its assets in DBS Satellite, a company with no operating history and uncertain prospects for making money. The success of the Company therefore is dependent entirely on the results of the operations of DBS Satellite. DBS Satellite has not yet commenced operations and therefore has no operating history. It is therefore difficult to predict future operating results for DBS Satellite.

The Company does not expect to have any operating income. The Company anticipates that DBS Satellite will experience operating and net losses for the initial few years of operations.

The Company's common stock will not be traded on any securities exchange or other market. There is no assurance that a public market will ever exist for the Company's common stock. The Company, in the sole discretion of the Board of Directors, may offer to repurchase its common stock if shares of DBS Satellite trade on a securities exchange or other market, which may or may not occur. Thus, you may be able to sell your shares of the Company only if you can find an investor willing to buy them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risk Factors Relating to DBS Satellite

DBS Satellite may be unable to compete with other companies that currently offer multi-channel pay television services in Israel. When DBS Satellite commences operations, it will face competition primarily from current and future cable providers, from future DBS broadcast licensees and from regional direct-to-home satellite broadcast providers. Some of these competitors are more experienced and can devote more capital to these services.

DBS television broadcasting is new to the Israeli market and unless it becomes popular DBS Satellite will not make money. To become profitable, DBS Satellite must attain a level of market penetration which is higher than the penetration yet achieved by any other DBS provider anywhere in the world. There is no assurance that DBS Satellite will succeed in capturing the required market share to achieve profitability. Furthermore, the Israeli market is small and, therefore, DBS may not make money.

DBS Satellite operates in a highly regulated market. The Israeli government may impose additional restrictions on DBS television broadcast services or may take away DBS Satellite's license. The provision of DBS services in Israel is regulated by the MOC. The MOC can restrict DBS Satellite's flexibility to increase prices and change programming. Such restrictions could limit DBS Satellite's plans to increase its revenues. The MOC may revoke, suspend or amend the license granted to DBS Satellite under certain circumstances, including, but not limited to, the failure by DBS Satellite to commence full scale operations by July 21, 2000.

DBS Satellite relies on complex technology which may fail or be superseded, in which case it may lose market share. DBS Satellite risks theft, loss and damage of the satellites essential to providing broadcast services. Furthermore, if there are delays or cost overruns in connection with the construction of the DBS Satellite broadcasting system, DBS Satellite may not make money.

DBS Satellite may need to raise additional money to finance its operations or other cash requirements. There is no assurance that future financing, if needed, will be available on favorable terms, if at all. In addition, future financing could dilute the Company's interest in DBS Satellite and could subject DBS Satellite to restrictive covenants that may limit its ability to take certain actions.

Israel has engaged in armed conflicts. DBS Satellite is incorporated under the laws of the State of Israel, where it also maintains its headquarters and most of its operations. Political, economic and military conditions in Israel will directly influence the future operating results of DBS Satellite.

It is not anticipated that DBS Satellite's shares will be traded on any securities exchange or other market for the foreseeable future. There is no assurance that a public market will ever exist for shares of DBS Satellite.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

You should carefully consider your ability to assume the foregoing risks before making an investment in the Company. An investment in shares of the Company is not appropriate for all investors.

--------------------------------------------------------------------------------

                                    FEE TABLE

Annual Expenses (as a percentage of net assets):
   Management Fees.....................................................    0.00%
   Other Expenses(1)...................................................    3.20%

        Administrative Expenses(1)............................1.28%
          Professional Fees(1)................................1.05%
          Directors Fees(1)...................................0.87%

   Total Annual Expenses(1)............................................    3.20%

(1) Amounts are based on estimated amounts for the Fund's current fiscal year assuming that the minimum percentage of rights are exercised. If more than the minimum percentage of rights are exercised, the Company's Total Annual Expenses as a percentage of net assets would be lower.

         Example:

                                            Cumulative Expenses Paid for the
                                                          Period of:
                                             ----------------------------------
                                              1 year  3 years  5years  10 years

   Aninvestor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
     indicated...............................  $__      $__     $___     $___

      The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Company will bear.

      The tables above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

                                   THE COMPANY

      The Company, incorporated in Maryland on May 3, 2000 is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is long-term capital appreciation. In seeking to achieve this objective, the Company will invest all of its assets to purchase up to 6.455% of the issued capital of DBS Satellite. No assurance can be given that the Company's investment objective will be realized. Due to the substantial risks inherent in investing in a Company that invests all of its assets in one company, the Company should not be considered a complete investment program.

                                    THE OFFER

Purpose of the Offer

      The Company is offering the stockholders of Gilat Communications (other than the Excluded Stockholders) rights to acquire the Company's common stock for the purpose of participating in the business of DBS Satellite. DBS Satellite is an Israeli company that obtained a license in January 1999 from the MOC of the State of Israel to provide direct television broadcasts via satellite in Israel. Gilat Communications originally acquired the right to purchase 10% of the issued capital of DBS Satellite. However, the MOC ruled that Gilat Communications could not own shares in DBS Satellite, because DIC and PEC, two of the principal stockholders of Gilat Communications, also own a controlling interest in one of Israel's cable television operators. To comply with the MOC's ruling, Gilat Communications transferred its right to acquire such shares in DBS Satellite to Gilat DBS. On February 22, 2000, Gilat DBS acquired the right to purchase an additional 5% of the issued capital of DBS Satellite.

      On May __, 2000, after certain regulatory and legal issues relating generally to direct broadcasts via satellite in Israel were resolved by the MOC, the Company and Gilat DBS entered into an assignment agreement (the "Assignment Agreement"), pursuant to which Gilat DBS transferred to the Company the right to acquire up to 6.455% (the "Maximum Company Percentage") of the issued capital of DBS Satellite. The Maximum Company Percentage was determined based on the aggregate percentage ownership interest in Gilat Communications held by stockholders of Gilat Communications other than the Excluded Stockholders on January 21, 1999, the date Gilat Communications filed a Form 6-K with the SEC that consisted of a press release announcing its general intention to spin off its interest in DBS Satellite to stockholders.

      All Record Date Stockholders (as defined below) will have the right to participate in this offering. The net proceeds of this offering (after reimbursing Gilat DBS for certain related costs and expenses and retaining a portion of such proceeds to pay the Company's estimated annual operating expenses for its first three fiscal years) will be used by the Company to acquire up to 6.455% of the issued capital of DBS Satellite. The Actual Company Percentage will be determined by multiplying (x) the Maximum Company Percentage by (y) the proportion which the actual number of shares subscribed for in the Offer bears to the total number of shares offered in the Offer. See "Use of Proceeds."

Terms of the Offer

      The Company is issuing to all stockholders of record of Gilat Communications, except the Excluded Stockholders ("Record Date Stockholders"), as of the close of business on ____________, 2000 (the "Record Date"), non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of ________ shares (the "Shares") of the Company's Common Stock (the "Offer"). Each Record Date Stockholder is being issued one Right for each whole share of Gilat Communications owned on the Record Date. Only Record Date Stockholders will be issued Rights and will be entitled to participate in the Offer. The Rights entitle the holders thereof to subscribe for one Share for every one

Right held (1-for-1) (the "Subscription"). Record Date Stockholders who exercise their Rights will receive Shares in the same proportion to their percentage interest in Gilat Communications, except that the share holdings in Gilat Communications of DIC and PEC will be excluded in determining each Record Date Stockholder's percentage interest in Gilat Communications. Record Date Stockholders purchasing Shares in the Subscription are hereinafter referred to as "Exercising Rights Holders."

      Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on , 2000 and ends at 5:00 P.M., New York City time, on _______, 2000, unless extended by the Company (the "Expiration Date"). The Rights are evidenced by Subscription Certificates ("Subscription Certificates") that will be mailed to Record Date Stockholders.

      For purposes of determining the maximum number of Shares a stockholder may acquire pursuant to the Offer, stockholders whose shares are held of record by [Cede & Co. ("Cede")], as nominee for [The Depository Trust Company ("DTC")], or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to [Cede] or such other depository or nominee on their behalf.

      A minimum of 20% of the Rights must be exercised in order for any Shares to be issued.

      The Company will not offer or sell any Shares that are not subscribed for pursuant to the Offer. Pursuant to the Assignment Agreement, Gilat DBS has retained the right to acquire all of the ordinary shares of DBS Satellite that are not acquired by the Company with the net proceeds of the Offer.

Subscription Price

      The Subscription Price will be $4.21 per share.

Non-Transferability of Rights

      The rights are not transferable and, therefore, may not be purchased or sold. The rights will not be traded on any securities exchange or other market.

Expiration of the Offer

      The Offer will expire at 5:00 P.M., New York City time, on , 2000, unless extended by the Company. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 A.M., New York City time, on the next Business Day following the previously scheduled Expiration Date. Stockholders may contact the Company's Subscription Agent, American Stock Transfer & Trust Company, Inc. (at the telephone number listed below) after the Expiration Date to inquire as to whether the Offer has been extended. Without limiting the manner in which the Company may choose to make such announcement, the Company will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Company deems appropriate.

Subscription Agent

      The subscription agent is American Stock Transfer & Trust Company, Inc. (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $10,000, which includes reimbursement for estimated out-of-pocket expenses related to the Offer. The Subscription Agent also is the Company's transfer agent and registrar for the Common Stock. Questions regarding the Subscription Certificates should be directed to the Subscription Agent, 40 Wall Street, 46th Floor, New York, New York 10005; Record Date Stockholders also may consult their brokers or nominees.

      Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Subscription to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to 1-718-921-8336 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at 1-718-921-8206. The Company will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the Expiration Date or by the close of business on the [third] Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

(1)   BY FIRST CLASS MAIL:
      American Stock Transfer & Trust Company, Inc.
      40 Wall Street, 46th Floor
      New York, New York  10005

(2)   BY OVERNIGHT COURIER:
      American Stock Transfer & Trust Company, Inc.
      40 Wall Street, 46th Floor
      New York, New York  10005

(3)   BY HAND:
      American Stock Transfer & Trust Company, Inc.
      40 Wall Street, 46th Floor
      New York, New York  10005

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Method for Exercising Rights

      Rights are evidenced by Subscription Certificates that will be mailed to Record Date Stockholders or, if a stockholder's shares of are held by [Cede] or any other depository or nominee on their behalf, to [Cede] or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares of the Subscription Price by the Expiration Date. Rights also may be exercised by contacting your broker, banker or trust company. They can arrange on your behalf to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery must be received by the Subscription Agent by the Expiration Date as set forth below. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on __________, 2000, the [third] Business Day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares," in which case Notices of Guaranteed Delivery are due on the Expiration Date).

      Stockholders Who Are Record Owners. Record Date Stockholders can choose between either option to exercise their Rights as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

      Stockholders Whose Shares Are Held by a Nominee. Stockholders whose Gilat Communications' shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of such

Stockholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

      Nominees. Nominees who hold Gilat Communications' shares of for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

Payment for Shares

      Stockholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

            (1) A Record Date Stockholder may send the Subscription Certificate together with payment for the Shares acquired in the Subscription to the Subscription Agent based on the Subscription Price of $ per share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Company) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO GILAT DBS, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

            (2) Alternatively, a Record Date Stockholder may acquire shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank or a trust company [or a NYSE member] guaranteeing delivery of (i) payment of the Subscription Price of $ per share for the Shares subscribed for in the Subscription and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on , 2000, the [third] Business Day after the Expiration Date.

      On a date within [eight] Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by [Cede] or any other depository or nominee, to [Cede] or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Subscription, and total purchase price of the shares, and (ii) any additional amount payable by such Record Date Stockholder to the Company or any excess to be refunded by the Company to such Stockholder, in each case based on the Subscription Price. Any additional payment required from a Record Date Stockholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Company to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date

Stockholder as promptly as possible. All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to GILAT DBS, INC.

      If a Record Date Stockholder who acquires Shares pursuant to the Subscription does not make payment of any additional amounts due by the tenth business day after the Confirmation Date, the Company reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for shares to other Record Date Stockholders, (ii) apply any payment actually received toward the purchase of the greatest whole number of shares that could be acquired by such Record Date Stockholder upon the exercise of the Subscription and/or (iii) exercise any and all other rights or remedies to which the Company may be entitled.

      THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE COMPANY WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

      All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected, within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

      Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

Delivery of Share Certificates

      Certificates representing Shares acquired in the Subscription will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Stockholders whose shares of Gilat Communications are held of record by [Cede] or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Subscription credited to the account of [Cede] or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

Federal Income Tax Consequences of the Offer

      The federal income tax consequences to Record Date Stockholders with respect to the Offer will be as follows:

            1. The distribution of Rights to Record Date Stockholders will be a taxable distribution to such Stockholders to the extent of the fair market value of the Rights on the date of distribution. The Rights and Shares are not transferable and will not be traded on any securities exchange or market. Therefore, the fair market value of the Rights on the date of distribution must be determined independently by the Record Date Stockholders.

            2. The Record Date Stockholders will acquire a tax basis in their Rights equal to the fair market value of the Rights.

            3. No gain or loss will be recognized to the Exercising Rights Holders until a subsequent sale or other disposition of the Shares received upon exercise. See "Taxation" for a summary of the tax treatment of a subsequent sale or other disposition. The Exercising Rights Holders will acquire a tax basis in their Shares equal to the sum of the Subscription Price paid plus the tax basis which they acquired in the Rights upon distribution of the Rights by Gilat Communications.

            4. Record Date Stockholders who fail to exercise their Rights will recognize a capital loss to the extent of their adjusted tax basis in the Rights.

      The foregoing is a general summary of the material federal income tax consequences of the Offer under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Stockholders, and does not cover state or local taxes. The Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to federal, state or local taxes. See "Taxation."

Employee Plan Considerations

      Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated.

      Retirement Plans and other tax exempt entities, including governmental plans, also should be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as distributed to the IRA depositor.

      ERISA contains fiduciary responsibility requirements, and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.

Important Dates to Remember

Event                                                  Date
-----                                                  ----
Record Date......................................      ____________, 2000
Subscription Period..............................      ____________, 2000 to
                                                       ____________, 2000*
Expiration Date..................................      ____________, 2000*
Subscription Certificates and Payment for Shares Due+  ____________, 2000*

Notice of Guaranteed Delivery Due+...............      ____________, 2000*
Payments and Subscription Certificates for
Guarantees of Delivery Due.......................      ____________, 2000*
Confirmation to Participants.....................      ____________, 2000*
--------------
* Unless the Offer is extended.
+ A Record Date Stockholder exercising Rights must deliver either (i) a
  Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by __________, 2000, unless the Offer is extended.


                                 USE OF PROCEEDS

      If all the Rights are exercised at the Subscription Price of $4.21 per Share, the net proceeds of the Offer to the Company are estimated to be approximately $[28,600,000]. If the minimum percentage of Rights is exercised at the Subscription Price of $4.21 per Share, the net proceeds of the Offer to the Company are estimated to be approximately $[5,700,000]. Offering expenses estimated at approximately $350,000 will be paid by the Company from the proceeds of the Offering. The Company will invest the net proceeds to acquire up to 6.455% of the issued capital of DBS Satellite. A portion of the net proceeds will be retained by the Company to pay its annual operating expenses for its first three fiscal years, which are estimated to total in the aggregate approximately $550,000. A portion of the net proceeds will be used to reimburse Gilat DBS for certain related costs and expenses incurred by Gilat DBS, including a portion (the "Company Expense Portion") of its cost of acquiring the rights to purchase the issued capital of DBS Satellite. The amount of the Company Expense Portion will be calculated based on the proportion which the number of ordinary shares of DBS Satellite actually purchased by the Company bears to the total number of ordinary shares of DBS Satellite which Gilat DBS was entitled to purchase prior to entering into the Assignment Agreement.

      The Company anticipates that its investment in DBS Satellite will occur over a 12 to 18 month period based on the cash needs of DBS Satellite, with approximately ___% of the net proceeds being invested in __ months. The proceeds of this offering will be held in U.S. Government securities and other high quality, short-term money market instruments until they are invested in DBS Satellite.

                                  RISK FACTORS

      An investment in the Company is subject to a number of risks and special considerations, including the following:

      Risk Factors Relating to the Company

      The Company intends to invest all of its assets in DBS Satellite, a company with no operating history and uncertain prospects for making money. The success of the Company is therefore entirely dependent on the results of the operations of DBS Satellite. DBS Satellite has not yet commenced operations and therefore has no operating history. It is therefore difficult to predict future operating results for DBS Satellite. (See "Investment Objective and Policies" for a discussion of the business of DBS Satellite).

      The Company does not expect to have any operating income. The Company anticipates that DBS Satellite will experience operating and net losses for the initial few years of operations. There is no certainty as to whether and when losses may cease.

      The Company will have a limited ability to affect corporate decisions of DBS Satellite. Bezeq -- The Israel Telecommunications Corporation Ltd. ("Bezeq") is entitled to appoint four of the eleven directors of DBS Satellite. Bezeq, which holds 30% of the ordinary shares of DBS Satellite, also has the right to veto any nomination for chief executive officer and other key management positions of DBS Satellite. Accordingly, Bezeq will have significant influence on corporate decisions. The Company will have a relatively limited ability to influence corporate decisions. The other ordinary shares of DBS Satellite are owned by Leedan Investment Agencies (1994) Ltd. (12.5%), Eurocom D.B.S. Ltd. (30%), Hapoalim Electronic Communications Ltd. (12.5%), and Gilat DBS (8.545%--assuming full subscription of the Rights), respectively.

      There is no public market for the shares of the Company. The Company's common stock will not be traded on any securities exchange or other market. There is no assurance that a public market will ever exist for the Company's common stock. The Company, in the sole discretion of the Board of Directors, may offer to repurchase its common stock if shares of DBS Satellite trade on a securities exchange or other market, which may or may not occur. Thus, you may be able to sell your shares of the Company only if you can find an investor willing to buy them.

      The Company does not have an established dividend policy and may not pay dividends. Under Israeli law, Israeli companies may pay cash dividends only from retained earnings. The sole anticipated source of revenues for the Company will be dividends which may be paid out by DBS Satellite. DBS Satellite's dividend policy is that after it has experienced at least eight consecutive quarters of positive free cash flow, DBS Satellite will make annual or semi-annual dividend distributions to its shareholders, pro-rata to their respective holdings, of cash available in excess of reserves necessary to Company DBS Satellite's investments and operations for at least one year. DBS Satellite's dividend policy is subject to shareholder approval.

      The Company is a registered investment company. The Company is subject to the provisions of the 1940 Act and the rules promulgated thereunder, which may restrict or otherwise limit the ability of the Company to engage in certain transactions, including, but not limited to, transactions with an affiliated person.

      The Company is a "non-diversified" investment company. The classification of the Company as a "non-diversified" investment company means that the percentage of the Company's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since all of the Company's assets will be invested in the securities of one issuer, the net asset value of the Company will be more sensitive to changes in the market value of a single issuer than other investment companies.

      Risk Factors Relating to DBS Satellite

      DBS Satellite may be unable to compete with other companies that currently offer multi-channel pay television services in Israel. Television broadcasting in Israel is highly competitive. When DBS Satellite commences operations, it will face competition primarily from current and future cable providers, from future DBS broadcast licensees and from regional direct-to-home ("DTH") satellite broadcast providers. Some of these competitors have more experience than DBS Satellite in providing television broadcast services. Some can also devote more capital to these services than DBS Satellite. In Israel, cable service has penetrated the market to a level of more than 68%, which is one of the highest penetrations anywhere in the world, and comparable to the rate of penetration in the U.S.

      In addition, television programming may in the future be delivered to customers in Israel by other means, such as fixed stationary satellite services, wireless cable, local multipoint distribution system, which is a form of terrestrially distributed wireless broadband communication technology using the Ka frequency spectrum for the distribution of voice, video and data, the use of fiber optic cable and digital compression of television signals over existing telephone lines and the use of asynchronous digital services lines and asynchronous transfer mode technologies, which are two advanced transmission technologies using hardware and software on existing telephone lines giving them a higher capacity to carry video signals on fixed line platforms for video and video on demand deliveries to customers. Competition from any of these could result in pricing pressure or loss of market share and adversely effect DBS Satellite's revenues and profitability.

      DBS television broadcasting is new to the Israeli market and unless it becomes popular DBS Satellite will not make money. To become profitable, DBS Satellite must attain a level of market penetration which is higher than the penetration yet achieved by any other DBS provider anywhere in the world. There is no certainty that that DBS Satellite will succeed in capturing the required market share to achieve profitability. If DBS Satellite fails to develop and execute a successful business strategy or achieve customer acceptance, or encounters unforeseen circumstances, the operating results of DBS Satellite will be adversely affected.

      Furthermore, DBS television broadcasting is a relatively new industry worldwide. DBS broadcasting has not yet proven to be economically viable in the United States where it was introduced in 1994. Presently, DBS providers in the United States have a collective subscriber base of over twelve million households, representing approximately 13% of the potential market. Nevertheless, all of the DBS providers in the United States report that they are operating at a deficit. Even if DBS Satellite achieves wide customer acceptance, There is no certainty that cannot assure you that it will attain profitability.

      The Israeli DBS market is small, and therefore DBS Satellite may not make money. DBS Satellite's future revenues are expected to derive primarily from DBS television broadcasts in the State of Israel. Israel has approximately 1,700,000 households and the relatively small size of the Israeli market will limit the potential profitability of DBS Satellite.

      If DBS Satellite does not obtain adequate programming, it will not obtain enough market share to make money. DBS Satellite's success depends on, among other things, obtaining or developing affordable and popular programming for its subscribers. DBS Satellite may not be able to obtain or develop enough competitive programming to meet its needs. This would reduce demand for DBS Satellite's broadcast services, limiting their revenues. DBS Satellite relies on other programming suppliers for most of its programming. DBS Satellite may not be able to gain access to Israel cable television programming which is currently among the most popular programming. Furthermore, the license granted to DBS Satellite requires minimum amounts of Hebrew language programming. However, there is only a limited amount of Hebrew language programming available. DBS Satellite must, therefore, repackage other programming into Hebrew. DBS Satellite also plans to commit substantial resources to obtaining and developing new programming. DBS Satellite may not, however, successfully implement its programming plans.

      DBS Satellite operates in a highly regulated market. The Israeli government may impose additional restrictions on its ability to offer DBS television broadcast services or may take away its license. The provision of DBS services in Israel is regulated by the MOC. The MOC can restrict DBS Satellite's flexibility to increase prices and change programming. Such restrictions could limit DBS Satellite's plans to increase its revenues. The MOC may revoke, suspend or amend the license granted to DBS Satellite under certain circumstances, including, but not limited to, the failure by DBS Satellite to commence full scale operations by July 21, 2000. In such event the business, financial condition and results of operations of DBS Satellite would be adversely affected. Furthermore, the business prospects of DBS Satellite could be adversely affected by the adoption of new laws, policies or regulations, or changes in the interpretation or application of existing laws, policies and regulations, that modify the present regulatory environment.

      The license granted to DBS Satellite is presently limited to a right to provide DBS television broadcast services. To become profitable, DBS Satellite may need to more efficiently utilize its DBS infrastructure by offering additional services such as distance learning, internet access and other interactive services such as banking, security and commerce. DBS Satellite would require a modification of the existing license from the MOC to provide such additional services. A request has been made by

DBS Satellite to provide Internet access services. If DBS Satellite does not receive such license modification, or request or receive any additional license modification, or fails to successfully integrate the additional services into its television broadcast business, DBS Satellite's operating results will be negatively affected.

      If there are delays or cost overruns in connection with the construction of the DBS Satellite broadcasting system, DBS Satellite may not make money. DBS Satellite will incur significant expenditures in completing the construction and deployment of its system for providing DBS television broadcasts and in beginning services. DBS Satellite may not be able to obtain sufficient financing on favorable terms when needed to successfully launch its DBS services and thereafter to provide planned services. Delays, cost overruns and increased costs associated with any shortfall in estimated levels of operating cash flows may reduce profitability and increase the need for additional funds. In such case, DBS Satellite may need to obtain additional financing. There is no certainty that such financing will be available or that, if available, it will be available on terms favorable to DBS Satellite.

      DBS Satellite relies on complex technology which may fail or be superseded, in which case it may lose market share. DBS Satellite's DBS system will be highly complex and will require the integration of technologically diverse and advanced components. New applications and adaptations of existing technology and significant software are integral to the DBS System. Unforeseen problems in the integration of the DBS System may occur that could adversely affect performance, cost or timely deployment and operation of the DBS System. Technology in the satellite television industry is subject to rapid change. Keeping pace with such technological developments can result in significant additional expense which would adversely affect profitability.

      The Company anticipates that a significant number of DBS subscribers will reside in apartment buildings. DBS installation requirements for an apartment building are significantly more complex than for a single residence. If DBS Satellite fails to achieve satisfactory and cost effective technical solutions for this problem, its ability to market its products and achieve a strong subscriber base will be harmed.

      DBS Satellite risks satellite loss or reduced performance, in which case it may lose revenues. DBS Satellite will use satellite transmissions to provide broadcast services for the DBS System. Satellites have a limited useful life and are subject to risks, including damage that impairs or shortens their commercial performance. Factors which may affect the useful life of a satellite include the quality of its construction, the durability of its component parts and the precision of launch and orbital positioning. The minimum design life of satellites is typically 6-12 years. The loss, damage or destruction of the satellite utilized by DBS Satellite as a result of military actions or acts of war, anti-satellite devices, electrostatic storm or collision with space debris would have an adverse affect on DBS Satellite. DBS Satellite does not carry insurance against such risks. DBS Satellite intends to evaluate the possibility of securing insurance covering risks of loss of revenue due to disruptions in service as a result of a fault in the satellite. The Company cannot predict however, the specific longevity of the satellite to be used by DBS Satellite. DBS Satellite's operating results may be adversely affected in the event the useful life of such satellite is significantly shorter than 10 years. In the event that the satellite to be used by DBS Satellite ceases to operate, DBS Satellite may face difficulties in finding alternative satellite transponder capacity for DBS Satellite's services within a short time period. This could reduce the availability of DBS Satellite's offered programming, harm its subscriber base and significantly increase the costs to DBS Satellite for providing its satellite-based services.

      DBS Satellite risks loss from theft. The delivery of subscription programming requires the use of encryption technology to help prevent signal theft or "piracy." DBS Satellite has entered into a letter of intent with a vendor to provide an encryption and conditional access system. There can be no assurance however, that the encryption technology to be utilized by DBS Satellite will be totally effective. If DBS Satellite's encryption technology is compromised in a manner which is not promptly corrected, DBS Satellite's revenues and its ability to contract for programming would be adversely affected.

      DBS Satellite may need to raise additional money to finance its operations or other cash requirements. There is no assurance that future financing, if needed, will be available on favorable terms, if at all. In addition, future financing could dilute the Company's interest in DBS Satellite and could subject DBS Satellite to restrictive covenants that may limit its ability to take certain actions.

      Exercise of the guaranty given to MOC may result in a financial obligation of DBS Satellite. DBS Satellite delivered to the State of Israel a bank guarantee for NIS 30,000,000 (approximately $7.35), linked to the Israeli Consumer Price Index, to secure the performance of all terms and conditions of the license granted to DBS Satellite to provide DBS services, which, if exercised, may result in a significant financial obligation of DBS Satellite.

      If DBS Satellite shareholders are overly competitive among themselves about providing services to DBS Satellite, DBS Satellite may not be profitable. DBS Satellite has granted to each of its existing shareholders a right of first offer to provide services to DBS Satellite in areas in which such shareholder has relevant experience and expertise. The shareholders of DBS Satellite have overlapping capabilities and occasionally compete with each other in some of these areas. For DBS Satellite to succeed, its shareholders must successfully cooperate with each other to integrate their respective contributions towards achieving the goals of DBS Satellite. If the shareholders of DBS Satellite do not effectively coordinate their efforts or if any shareholder acts in a manner contrary to the interests of DBS Satellite, the operating results of DBS Satellite may be adversely affected.

      The High Court of Justice of Israel may decide that the license to offer DBS services is void. Certain Israeli cable television operators filed a petition with the High Court of Justice of Israel requesting a determination that the license that was given to DBS Satellite is void because an unlawful and discriminative advantage would result to Bezeq, a principal shareholder in DBS Satellite. Alternatively, the cable operators claimed that the license should be suspended until one of the following changes in the market place occurs. First, until the cable operators are allowed to compete with Bezeq in the communications industry in Israel. Second, until Bezeq ceases to be a public company. Third, until regulations making structural, managerial and fiscal distinctions between Bezeq and DBS operators are adopted. In addition, the cable operators requested that the High Court of Justice allow them to provide tiered pricing and services to their customers, a service which DBS Satellite is allowed to provide to its customers in order to allow it to penetrate the television broadcasting market. The decision of the High Court of Justice of Israel has not yet been given. If the cable operators are successful in their petitions, it may have an adverse impact on the success of DBS Satellite.

      If cable operators obtain permission to offer additional communications services, DBS Satellite will have additional competition. The cable operators have been negotiating a settlement of their dispute relating to their requests to provide additional communications services, to offer tiered pricing and services, and to programming content issues. The latest arrangement reached would allow the cable operators to offer tiered pricing and services only after DBS Satellite has been operating for at least nine months. This settlement has not yet received approval of the Restrictive Trade Practices Tribunal and, therefore, is not yet deemed to be binding as a court judgment. If the settlement is modified, the cable operators would present more competition to DBS Satellite and this could adversely affect the success of DBS Satellite.

      If antennae installation is prohibited because of environmental concerns or construction licensing restrictions, DBS Satellite will not be able to provide services and will not make money. DBS broadcasting requires the installation of receiving antennae in residential areas. Antennae installations in other countries have encountered opposition due to concerns about the environment. Antennae installations in Israel require building and construction licenses from local planning authorities. Opposition to the installation of receiving antennae in Israel may disrupt DBS Satellite's ability to provide DBS services and negatively affect operating results.

      Due to currency fluctuations, DBS Satellite may not have enough NIS to pay its obligations. DBS Satellite will incur a substantial portion of its expenses outside Israel in dollars and other foreign currencies. However, most of DBS Satellite's revenues will be in NIS. Consequently, if the NIS is devalued in relation to the dollar, and other foreign currencies, DBS Satellite will use a larger portion of its NIS revenues to cover its expenses denominated in foreign currencies, which would adversely affect profitability.

      Israel has engaged in armed conflicts. DBS Satellite is incorporated under the laws of the State of Israel, where it also maintains its headquarters and most of its operations. Political, economic and military conditions in Israel will directly influence the future operating results of DBS Satellite. Since the establishment of the State of Israel in 1948, Israel and its neighboring Arab countries have engaged in a number of armed conflicts. A state of hostility, varying in degree and intensity, has led to security and economic problems for Israel. Despite the progress towards peace between Israel and its neighboring Arab countries and the Palestinians, major hostilities may revive. Such hostilities may hinder Israel's international trade and lead to economic downturn. This, in turn, could have a material adverse effect on DBS Satellite's operations and business.

      Generally, male adult citizens and permanent residents of Israel under the age of 51 are obligated to perform 14 to 31 days of military reserve duty annually, depending on their age. Additionally, these residents may be called to active duty at any time under emergency circumstances. The full impact on DBS Satellite's workforce or business if some of DBS Satellite's officers and employees are called upon to perform military service is difficult to predict.

      There is no public market for shares of DBS Satellite. It is not anticipated that DBS Satellite's shares will be traded on any securities exchange or other market for the foreseeable future. There is no assurance that a public market will ever exist for shares of DBS Satellite.

      Forward-looking statements. Some of the information in this prospectus may contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. When considering such forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this prospectus. The risk factors noted in this section and other factors noted throughout this prospectus, including certain risks and uncertainties, could cause the actual results of the Company or DBS Satellite to differ materially from those contained in any forward-looking statement.

      You should carefully consider your ability to assume the foregoing risks before making an investment in the Company. An investment in shares of the Company is not appropriate for all investors.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Company is long-term capital appreciation. In seeking to achieve this objective, the Company will invest the net proceeds of the Offer (after reimbursing Gilat DBS for certain related costs and expenses and retaining a portion of such proceeds to pay the Company's estimated annual operating expenses for its first three fiscal years) to acquire up to 6.455% of the issued capital of DBS Satellite. The business of the Company is the holding of DBS Satellite shares, and it does not intend to enter into any other business. The Company does not expect that its holding in DBS Satellite will afford it representation on the Board of Directors of DBS Satellite or otherwise give it an ability to exercise influence or control over DBS Satellite. To the extent, however, that the Company does obtain such Board representation or ability to exercise influence or control over DBS Satellite, the Company intends to use such representation or ability to take such actions in respect of DBS Satellite as the management of the Company believes is in the best interests of the Company and its stockholders. A discussion of the business of DBS Satellite follows.

Overview

      DBS Satellite is an Israeli company which obtained a license in January 1999 from the MOC to provide direct television broadcasts via satellite ("DBS services") in Israel. DBS services entail broadcasting, via satellite pay-television, to individual consumer satellite receiving equipment, using digital compression encryption technologies.

      The shareholders of DBS Satellite include leading companies in the Israeli communications market who have pooled their collective resources and experience for the introduction of DBS services in Israel. The Company anticipates that DBS Satellite will establish an extensive integrated communication infrastructure which can be utilized in providing an array of additional services, such as distance learning, internet access and other interactive services such as banking, security and commerce.

      The Company believes that DBS broadcasts enjoy the following competitive strengths:

Tiered Programming. DBS Satellite will offer tiered programming to its subscribers. This means that customers may subscribe to channels and to groups of channels which are more closely tailored to their specific tastes and budgets than those offered by the Israeli cable television providers. This option reduces the need to pay for unwanted programming. In contrast, the cable television providers currently only offer their subscribers a single programming package on a flat, take-it or leave-it, fee basis. The cable operators are negotiating with MOC and have petitioned the High Court of Justice in order to allow them to also offer tiered programming. Most cable providers would need to upgrade their equipment to include digital platforms in order to provide tiered programming, in the event their license should be modified to allow them to provide tiered programming. See "Risk Factors - Risk Factors Relating to DBS Satellite."

Superior video and audio quality. DBS broadcasts are digital and offer superior picture and audio quality to cable television signals which currently are transmitted as analog broadcast signals over coaxial cables.

Regional access and rural area coverage. DBS broadcasts require limited ground infrastructure as opposed to the extensive ground infrastructure required for cable. Therefore, DBS broadcast more readily allows access regionally and particularly in rural areas where cable infrastructure are lacking.

Additional pay services. DBS Satellite may offer additional services such as pay-per-view and interactive programs, which customers may opt to have and pay for on an as-used basis.

The Market

The Market for DBS in General. In 1982, the Federal Communications Commission of the United States (the "FCC") allocated a spectrum within the Ku-band for DBS services. Since its introduction in the United States in 1994, DBS broadcasting has made significant inroads in the television broadcast services industry. DBS providers in the United States have a collective subscriber base of over twelve million households, representing approximately 13% of the potential market. The principal factors behind the success in the United States are: (i) increased access to multichannel television not previously afforded by the cable industry,
(ii) weak or non-existent cable infrastructure in rural and other areas and
(iii) expanded programming offerings, especially in sports, pay per view movies and pay movie channels. The expanded programming offerings enable enhanced niche programming (such as foreign language or special interests) and enhanced tiering and packaging of programming to more closely reflect subscribers' interests. In addition, DBS broadcasts offer picture quality which is superior to off air and cable television. While DBS has made progress in obtaining market share, DBS is, and is expected to remain, a distant second to the cable television operators in terms of United States market share. DBS operators in Europe and Japan have successfully penetrated their respective markets notwithstanding the use of satellite dishes of 24 inches or larger. DBS Satellite will use 24 inch satellite dishes for private homes and 39 inch satellite dishes for apartment buildings. About two million DBS receiver systems have been sold in Europe in the past several years.

The Market for DBS in Israel. The potential DBS market in Israel includes the approximately 1.6 million households with television sets. Based upon recent statistics compiled by MOC, approximately 1.1 million of the Israeli households with television sets currently pay for programming.

      The Company anticipates that DBS Satellite will be able to successfully penetrate its target market by offering attractively priced high quality programming which can be tailored to the tastes of subscribers. While the DBS industry in the United States has experienced tremendous consumer acceptance during its initial years of operation, a costly and extensive marketing effort will be required to attain high levels of consumer acceptance in Israel.

Strategy

      The Company believes that many of the factors behind the growth of the DBS industry in the United States apply to the Israeli market as well. In addition, the Company believes that the key elements of DBS Satellite's strategy are to:

Attract cable subscribers who are dissatisfied with their current programming choices, service or pricing. A sizable number of current cable subscribers are dissatisfied with the quality and cost of service provided by CATV operators in Israel and the basic "all or nothing" programming package that they offer. These dissatisfied cable subscribers represent a significant percentage of cable subscribers in Israel and will potentially be attracted to DBS service.

Benefit from increased distribution of television programming. The television market in Israel is experiencing significant growth in terms of the number of programming providers (e.g., new ethnic, news or music channels). The Company believes that Israeli television viewers will continue to want increasingly varied programming.

Benefit from continuing technological advancements. Recent technological advancements, such as the advent of high powered satellites (which made possible the reduction in the size of satellite dishes) and the advent of the development of digital compression technology, have increased signal transmission capacity and lowered costs.

Offer service to areas without cable infrastructure. There are rural areas in Israel with no cable television availability. The Company believes that households in rural areas of Israel will find its satellite television products and services attractive.

Penetrate ethnic market niches created by the diversity of the Israeli population. The population of the State of Israel is comprised of a wide range of ethnic and cultural groups, many of which have specific tastes and habits. DBS broadcasting may be tailored to cater to the needs of these specific groups, including foreign language and cultural programming, at a reasonable cost. The Company believes that DBS Satellite can achieve a significant share of this special market.

Offer advanced services not available on other infrastructure. DBS broadcasting enables the provision of other services, such as the conduct of interactive distance learning and provision of banking and security services, which may not be obtained through other broadcast systems.

      In addition, the demand for television programming in industrialized countries throughout the world, such as Germany and Great Britain, has recently begun to approach the levels known historically in the United States. The Company believes that Israel is part of this trend. DBS broadcasting is an economical way to provide a wide range of programming to consumers in rural areas.

Industry Overview

C-Band/DTH Industry. The direct-to-home satellite television ("DTH") industry provides satellite transmitted television programming via analog signal at the C-band radio frequency. DTH broadcasting typically requires dish sizes ranging from 6 to 12 feet in diameter, depending upon geographic location and the number of televisions per dish. The DTH industry also provides related products and services, including hardware and software for the reception and decryption of satellite television programming. Since the late 1970's, the availability of satellite-delivered television programming has spurred the growth of the DTH industry in the United States, particularly in rural areas. DTH service is not lawfully available in Israel.

Direct Broadcast Satellites. The DBS television industry provides direct broadcasts of television programming transmitted via a digital signal on the Ku-band radio frequency, and related products and services. Transmissions at Ku-band frequency enables the use of a receiving dish with a diameter as small as 18 inches, in contrast to the 6 to 12 foot receivers required for C-band transmissions. The signals are received on satellite components known as transponders which receive signals from an uplink facility and retransmit them back to earth for reception by appropriate satellite antennae. The advent of digital compression technology permits the broadcast of up to ten channels of programming per transponder.

      The concept of DBS was introduced in 1982, however, it did not become commercially viable until recently because (i) available satellite technology did not allow for the power required to transmit to small dishes, (ii) digital compression technology had not been adequately developed and (iii) prior to the development of the sophisticated encryption technology in use today, piracy of pay television signals was widespread. Today, DBS provides a cost efficient point to multipoint transport of video, audio and data services.

      DBS Ku-band frequency has overtaken the C-band technology worldwide as the preferred delivery frequency of the multi-channel, satellite-delivered pay television industry. This is primarily due to (i) the smaller antenna size, (ii) the use of digital signal, (iii) more secure encryption and conditional access systems and (iv) greater availability of programming as the industry becomes more standardized worldwide. Currently, there are approximately five DBS subscribers for each DTH subscriber in the United States.

Competition

      Television broadcasting in Israel is highly competitive. When DBS Satellite commences operations, it will face competition primarily from cable television providers, from regional DTH broadcast providers and, in the future, from fiber optic technologies providers. In Israel, off-air television is currently broadcast on UHF and VHF bands which are received weakly in some areas which results in reduced reception.

Cable Television. The cable television industry in Israel currently serves about
1.1 million subscribers, representing over 68% of the households that are passed by cable. The three Israeli cable television providers Matav - Cable Systems Media Ltd., Tevel Israel International Communications Ltd. and Golden Channels and Co., began broadcasting in Israel in 1990 under franchise from the MOC. Each of the cable television providers owns the exclusive right to provide cable television broadcasts in their respective geographic region in Israel.

      The cable television providers cooperate with each other extensively. Such cooperation includes the operation of physically interconnected broadcasting systems, joint lobbying activities on behalf of the cable industry and the joint acquisition of programming. I.C.P. - Israel Cable Programming Company Ltd., ("ICP"), a jointly held subsidiary of the cable television providers, coordinates the acquisition and packaging of programming content for the cable television providers, thereby enhancing their collective program purchasing power, as well as product awareness among consumers.

      As established providers of programming, the cable television providers are formidable competitors for many programming services, offering a single package of approximately 40 channels at an average monthly subscription price of approximately $40. One of the cable television providers also offers pay-per-view movies on four different channels and another cable provider has received MOC approval to do so, but has not yet begun to offer such services. The programming offerings of the cable television providers include three Israeli free to air channels which are terrestrially broadcast with signals which can also be received "off-air" by simple rooftop or built-in television antennae, and international channels such as CNN, MTV and Eurosport. In addition, the cable television providers have created five Hebrew language channels in the following programming categories: family programs, sports, movies, children's programming and culture and science. These five channels, together with Channel 2, one of the Israeli off-air channels, are the most popular channels on Israeli television. Leading programming content providers have entered agreements to provide programming to the cable television providers and Channel 2.

      Cable television providers further benefit from regulations which enabled ICP to maintain control of the Movie and Family Channels and exclusive broadcast rights to the programming on Children's Channel, Cultural Channel and Sport Channel. These channels are simultaneously broadcast by all three cable television providers and have effectively become the nationally "branded" channels of the cable industry. As a result of a settlement agreement, which has not yet received court approval from the Restrictive Trade Practices Tribunal, ICP will be allowed to continue as a monopoly but it must make available to DBS Satellite its programming. DBS Satellite will, for its part, pay significant amounts each year for original productions of programs, including $7.5 million in 2000 and $10 million in 2001.

      DBS Satellite's ability to effectively compete with the cable television providers is dependent on its ability to obtain a wide variety of programming at reasonable costs. DBS Satellite has not yet established a subscriber base and will therefore be at a relative disadvantage to cable television providers in acquiring programming rights at reasonable costs. Furthermore, if the settlement with ICP is not approved by the Restriction Trade Practices or is withdrawn by ICP, DBS Satellite may not have access to popular programming to which cable providers currently have exclusive rights.

      Programming for DBS is generally available from studios and programmers on the same terms as are offered to cable operators except with respect to these programming to which the cable operators have acquired exclusive broadcast rights. The Company believes that pay-per-view programming will also be available to DBS providers on substantially the same terms as is available to cable operators.

      Cable television signals currently are transmitted as analog broadcast signals over coaxial cables. DBS broadcasts are digital and offer superior picture and audio quality. However, some of the cable television providers have upgraded portions of their broadcast infrastructure to incorporate fiber optics and the Company believes that all of the cable television providers are implementing upgrades to their systems which will enable broadcasts via a digital signal allowing each subscriber's television to be addressed individually.

      At present, cable television providers are restricted by the terms of their respective licenses from providing internet or other interactive services, except for some pilot transmissions which are limited to a small number of households. However, the Company expects that the MOC will permit cable television providers to provide these additional services, with the introduction of DBS broadcasting to Israel and the opening of the domestic telecommunications market to competition.

      The initial, up-front costs to consumers are a potential disadvantage of a DBS system. In the United States, the retail cost of a DBS receiver system is approximately $200 and more. The cable television providers only require a minimal refunded deposit for their set top boxes. As has occurred in the US market, it might be expected that DBS Satellite may mitigate this disadvantage by offering creative finance options structured to result in minimum monthly payments which are competitive with cable rates.

Other DBS Operators. The Cable and Satellite Broadcasting Council ("CSB Council"), an authority established by the Israeli government under the Telecommunications Law, has approved the grant of a DBS television broadcasting license to IDBC, a company controlled by a group of prominent businessmen including Eric Benhamou, the president and chief executive officer of 3Com Corporation. Based on newspaper reports, Gilat DBS believes that IDBC entered into agreements regarding equipment, services and content with Canal Plus, a leading international provider of DBS broadcasts and services. Gilat DBS believes that IDBC has not fulfilled the requirements of the CSB Council for the license, such as depositing a guarantee with the MOC, and that the approval granted may have lapsed. It is theoretically possible that the CSB Council could grant an unlimited number of DBS television broadcasting licenses to applicants, though Gilat DBS is not aware of any other applicants. If IDBC or any other entity commences DBS broadcasting in Israel, DBS Satellite would be subject to pricing pressure and loss of market share which would adversely affect DBS Satellite's revenues and profitability.

Unlicensed Regional DTH Broadcast Providers. Three experienced regional DTH broadcast service providers are currently broadcasting regionally with reception picked up in Israel and their receiving equipment can be found in Israel, primarily in rural areas. The DTH providers are operating without a license and do not pay license or royalty fees to the MOC. These DTH broadcast providers may be able to attract subscribers who might otherwise have become subscribers of DBS Satellite.

      In addition, television programming may in the future be delivered to customers in Israel by other means, such as the use of fiber optic cable and digital compression over existing telephone lines and the use of asynchronous digital service lines and asynchronous transfer mode technologies as fixed line platforms for video and video on demand deliveries to customers. Authorization by the MOC of these or any other technologies for multichannel television broadcasts may further increase competition.

The DBS System

Operation of the DBS System. DBS Satellite's DBS system will integrate a number of technological advances, including digital compression video programming. The Company believes that the combination of these elements in the DBS system will provide consumers with affordable access to a broad spectrum of entertainment and informational products, home shopping and similar services, educational services and databases. Timely delivery of product and equipment under these agreements described which form the basis for operations is critical to the successful commencement of operations of the DBS System.

The Satellite. On April 14, 1999, DBS Satellite entered into an agreement with a satellite owner, Spacecom Satellite Communication Services Ltd., the terms of which guarantee the availability of 3.5 hi-powered Ku band transponders (and an option for an additional transponder) for uplink transmission and downlink reception transmissions which are sufficiently centered on Israel to enable the use of small receiving disk antennae of the kind used for DBS services. The agreement addresses the respective liabilities and insurance obligations of the parties and sets the payment terms.

Other Components.

Uplink Facility. The first step in the delivery of satellite programming to the customer is the uplink of that programming to the satellite. Uplink is the process by which signals are received from either the programming originator or distributor and transmitted to a satellite. To uplink programming to the satellite, DBS Satellite has constructed in Kfar Saba, Israel an uplink facility. The uplink facility includes fiber optic lines and downlink antennas to receive programming and other data at the facility, as well as an uplink antenna of 9.3 meters (and a backup antenna of 4.8 meters), RF (transmission) equipment and other equipment necessary for encoding, compression, conditional access, the subscriber management system interface, encryption, modulation and demodulation of the programming and data signals. The actual compression and encryption of the programming signals will also be done at this facility. Additionally, playback and audio centers and certain studio production capabilities are found in the uplink facilities in order to enhance broadcast offerings. The uplink facility equipment includes some redundancy which ensures that the quality of broadcasting will not be adversely affected by inclement weather.

Compression and Encryption System. On April 4, 1999, DBS Satellite entered into an agreement with NDS Ltd. to provide the necessary equipment to digitize, compress and encrypt the analog signals transmitted by programmers to DBS Satellite's uplink facility. Digitized signals are then multiplexed and modulated into a digital video broadcast for transmission to the satellite. Once a customer has ordered programming from DBS Satellite, an authorization code will be transmitted to such customer's satellite receiver, enabling the customer to receive the programming.

Access Control System. On April 4, 1999, DBS Satellite contracted with NDS Ltd. to provide access control systems, as well as smart cards to be used with each DBS satellite receiver system which are necessary to receive the authorization code to enable reception. The access control system is central to the security of the network to prevent unauthorized viewing of programming. In the event the equipment or access control systems fail to perform as intended, DBS Satellite's plan of operations would be adversely affected. Further, the receiver has been designed with the flexibility to modify the access control system in the event of a security breach by either software download or "smart card" replacement. However, the technology is still relatively new and success is not an absolute certainty. In the event that such systems or products fail to operate as intended at commencement of service or at any time thereafter, DBS Satellite's business would be adversely affected if the vendors could not rapidly implement corrective measures.

DBS Satellite Receiver Systems. A typical DBS satellite receiver system includes an approximately 24 inch [60-100 centimeters] satellite receiver dish, including a low noise block, an integrated receiver decoder ("IRD"), which processes and descrambles these signals for television viewing, a remote control and related components. Each household requires one satellite dish regardless of the number of televisions which are in the household; however, each television in the household which is used to view different channels requires a separate IRD. The software in the IRD units may be changed by sending a revised version of the software via satellite. A smart card interface, providing a simple and effective method to authorize and deauthorize subscription programming, is also built into the IRD unit. A "smart card" is comprised of microchips placed on a credit card-sized access card. A smart card facilitates identification of the subscriber's specific IRD and enables that IRD to receive specific channels, allowing the data to be decrypted and passed on for audio and video compression. After decompression, the digital audio and video are reconstructed into analog format for display on a standard television set or on a personal computer.

Subscriber Management. On April 4, 1999, DBS Satellite entered into an agreement with NDS Ltd. to acquire a subscriber management system. The system coordinates and facilitates billing, installation and technical support, and the authorization of the subscriber's units to receive particular programming.

Services and Content. Under the framework agreement among the shareholders of DBS Satellite, the shareholders intend to cause DBS Satellite to separate its business activities into two distinct entities, one of which will provide DBS services and the other will provide content for the DBS services provider and others.

Regulatory Environment

Regulatory Overview; Telecommunications Law. All entities that provide television broadcasting services in Israel are subject to the regulatory authority of the MOC under the Telecommunications Law of 1982, as amended. The Telecommunications Law prohibits the provision of television broadcasts, such as those provided by DBS Satellite, except under licenses issued by the MOC.

      In January 1998, the Telecommunications Law was amended to authorize the provision of DBS services in Israel in accordance with certain guidelines relating to, among other things, minimum eligibility requirements of licensees and the commercial terms of the license.

      Under the amendment, the MOC was granted broad discretion to address the grievances of Israeli cable television operators who believe that their economic rights were harmed by the authorization of DBS services. Possible remedies include (i) extending the term of such cable operator's license, (ii) expanding the scope of permitted services which the cable operator may provide and (iii) improving the terms of the cable operator's license.

      The Israeli cable television operators have reportedly been negotiating with the MOC to allow them (i) to provide telecommunications services such as internet and telephony and (ii) to offer tiered pricing and programming to their customers instead of the flat rate monthly subscriber fee currently charged.

DBS Regulations. In 1998, the MOC issued a series of regulations setting forth the procedures and conditions for the granting of a license for DBS transmission. The DBS Regulations provide that the duration of a license will be 10 years. In addition, the DBS Regulations establish various requirements and restrictions regarding licensees, including: (i) restrictions on ownership of a licensee by television broadcasting or newspaper publishing companies or political parties and their affiliates, or ownership by a licensee in any of such other entities; (ii) minimum eligibility requirements, such as a minimum net equity requirement of $40 million, and proven know-how and experience in respect of DBS technology; (iii) compliance with MOC programming diversification requirements; (iv) compliance with certain technological requirements in the DBS Regulations, such as digital transmissions based on access control components; and (v) minimum Hebrew language programming, including at least three Hebrew language channels.

The License. On January 21, 1999, the MOC granted to DBS Satellite a non-exclusive, non-transferable license to transmit television programming in Israel via satellite, utilizing a multi-channel digital system. The license is for an initial term of ten years, and may be renewed for additional terms of six years, subject to approval of the Minister of Communications. In determining whether to renew the license, the Minister must consider factors such as: (i) performance under the license; (ii) ongoing ability to provide quality broadcasting and services; (iii) ability to finance necessary technological improvements in the DBS system; and (iv) the effect that the renewal of the license would have on competition in the field of multi-channel television transmissions to the public.

      In consideration for the license, DBS Satellite paid a license fee of NIS 30 million (about $7.35 million) to the MOC. The license fee is deemed to be an advance payment of future royalties by DBS Satellite as described below, and will be set off in full against future royalty payment obligations to the MOC under the license.

      DBS Satellite is obligated to pay quarterly royalties to the MOC in accordance with the following rate schedule:

up to 250,000 subscribers or five years from the        1.5% of gross income
date of receiving the license
beyond 250,000 subscribers or five years from the       5.0% of gross income
date of receiving the license

      In addition, DBS Satellite delivered to the State of Israel a bank guarantee for NIS 30 million (about $7.5 million), linked to the Israeli Consumer Price Index (the "Israeli CPI"), to secure the fulfillment of all terms and conditions of the license. The guarantee will remain in effect until two years after the term of the license. The MOC may reduce the amount of the guarantee one year after DBS Satellite's operations have been approved by the CSB Council. DBS Satellite is also required to indemnify the State of Israel against any liability arising from DBS Satellite's utilization of the license.

      Under the terms of the license, DBS Satellite must provide the following programming to its subscribers:

      (i) Basic Package - This package includes (i) all free to air broadcast channels in the State of Israel, (ii) certain channels broadcast via satellite which are not encrypted, such as CNN, MTV, VH-1 and Eurosport. The basic package is to be provided to all subscribers and will be made available beginning with the commencement of the DBS broadcasts.

      (ii) Premium Package - Premium packages include additional groupings of channels to be offered to subscribers upon the approval by the CSB Council of DBS Satellite's operations.

      (iii) Pay-Per-View - Five pay-per-view channels (one of which must provide Hebrew language programs) shall be offered to subscribers, providing programming on a pay-per-view basis.

      Subscriber fees to be charged by DBS Satellite are subject to approval by the CSB Council. Upon reaching 200,000 subscribers, DBS Satellite's programming requirements and subscriber fee structure is subject to change.

      The MOC may revoke the license in certain circumstances such as: (i) breach of the terms of the license; (ii) failure by DBS Satellite to commence full scale operations within eighteen months after the grant of the license (i.e., July 21, 2000); (iii) cessation of transmissions for a period of fourteen consecutive days, or (iv) upon request by DBS Satellite.

      Any subcontracts for providing services under the license require the approval of the CSB Council. Any change in the ownership of DBS Satellite is subject to the prior approval of the Minister of Communications.

      Prior to commencement of full-scale operations, DBS Satellite must implement a trial phase to demonstrate the performance of the DBS System to the CSB Council. Prior to approval of the CSB Council, DBS Satellite is not authorized to charge subscribers for DBS services.

      The license expressly excludes the right to construct and operate a satellite or terrestrial transmitters.

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies of the Company that may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (as defined in the 1940 Act. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction.

      As a matter of fundamental policy:

      1. The Company may not purchase any security of any company other than DBS Satellite, but may purchase short-term, high quality debt securities.

      2. The Company may not buy or sell commodities or commodity contracts or real estate or interests in real estate.

      3.    The Company may not make loans.

      4. The Company may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      5. The Company may not issue senior securities or borrow money, except in compliance with the 1940 Act.

      The investment restrictions set forth in items 1 to 5 above and the Company's investment objective are the Company's only fundamental policies -- i.e., policies that cannot be changed without the approval of a majority of the Company's outstanding voting securities (as defined in the 1940 Act).

      Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at the annual or a special meeting of the stockholders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

                            MANAGEMENT OF THE COMPANY

      The Board of Directors is responsible for the management and supervision of the Company. The Board approves all significant agreements between the Company and those companies that furnish services to the Company.

Investment Management

      The Company will not be managed like a typical closed-end investment company. The Company will be internally managed by its Board of Directors and its officers and will not have any separate investment adviser.

Directors and Officers of the Company

      The Directors and officers of the Company are listed below together with their respective positions, ages and a brief statement of their principal occupations during the past five years.

                                                             Principal Occupations
  Name, Address and Age         Position with Company       During Past Five Years
  ---------------------         ---------------------       ----------------------
Shlomo Tirosh*(__)              Chairman of the Board   Chairman of the Board and Chief
__________________              and Chief Executive     Executive of Gilat
__________________              Officer                 Communications since _________;
__________________                                      President of Gilat
                                                        Communications from _______ to
                                                        March 1999; Director of Gilat
                                                        Satellite Networks since
                                                        _________; Chairman of the Board
                                                        of Gilat Satellite Networks from
                                                        1987 to 1995.


                                30

                                                             Principal Occupations
  Name, Address and Age         Position with Company       During Past Five Years
  ---------------------         ---------------------       ----------------------
Doron Klausner(__)              Director                Managing Director of the Israel
__________________                                      Foreign Trade Risks Insurance
__________________                                      Corporation Ltd. from 1994 to
__________________                                      the present; President, the
                                                        Berne Union; Director of the
                                                        Israel Management Center and The
                                                        Development Study Center Israel.

Dr. Michael Anghel(__)         Director                 Senior Manager since 1977 and a
______________________                                  director since 1981 of DIC;
______________________                                  Director of Gilat Communications
______________________                                  from August 1990 to May 1999;
                                                        Director of Gilat Satellite
                                                        Networks, Elron Electronic
                                                        Industries Ltd., Orbotech Ltd.,
                                                        Elbit Ltd., Elbit Medical
                                                        Imaging Ltd., Elscint Ltd.,
                                                        American-Israeli Paper Mills
                                                        Ltd., NICE Systems Ltd., and
                                                        Logal Educational Software and
                                                        Systems Ltd.

------------------------
* Mr. Tirosh is an interested person of the Company.

      The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. The members of the Audit Committee are currently Mr. Klausner and Mr. Anghel, none of whom is an "interested person" of the Company as defined under the 1940 Act. The Chairman of the Audit Committee is ________. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

      The Company pays each of its Directors who is not an interested person of the Company an annual fee of $25,000, plus out-of-pocket expenses. Each of the members of the Company's Audit Committee will receive an additional fee of $ ______ for serving on such committee.

      The Articles of Incorporation of the Company contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Company's directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to the requirements of the 1940 Act and certain qualifications described below. The Articles of Incorporation and the By-Laws of the Company provide that the Company will indemnify directors and officers of the Company to the fullest extent permitted by the MGCL, subject to the requirements of the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Company or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services, or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Company protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Company against any liability to the Company or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      On ____________, 2000, Gilat Communications provided the initial capitalization of the Company, purchasing ______ shares of common stock for $100,000. As of _________, 2000, no director or officer of the Company owned any shares of the Company's common stock.

                                COMPANY EXPENSES

      All the expenses of the Company (including the expenses of the Offer) will be paid by the Company from the proceeds of the Offering. A portion of the net proceeds will be retained by the Company to pay its annual operating expenses for its first three fiscal years, which are estimated to total in the aggregate approximately $550,000. The Company has entered into a Services Agreement with Gilat Communications, pursuant to which the Company will pay Gilat Communications an annual fee of $40,000 for the provision of certain administrative, financial and other services to the Company.

                                 NET ASSET VALUE

      The Company determines its NAV no less frequently than quarterly, on the last business day of each quarter and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Company (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Company's assets, it is necessary to value the securities of DBS Satellite. Until the securities of DBS Satellite are traded on an exchange or otherwise have market quotations that are readily available, such securities will be valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors. The Board of Directors expects to value such securities at the price the Company paid to acquire them until such time as the Board of Directors receives reliable information regarding DBS Satellite or its prospects that indicates that the long term value of the securities has changed.

                                    TAXATION

Federal Income Taxes

      The following discussion is a summary of the federal income tax treatment of the Company and the federal income tax consequences of the ownership and disposition of the Shares by U.S. stockholders. This summary is for general information only and may not address all of the federal income tax consequences that may be relevant to the Company or to particular stockholders in light of their individual circumstances or to stockholders subject to special treatment under the Code, such as foreign stockholders, financial institutions, tax exempt organizations, insurance companies, dealers in securities or currencies, persons that hold their Shares as part of a straddle, synthetic security, conversion transaction, or other integrated investment, and traders in securities who elect to apply mark-to-market method of accounting. The following discussion is based upon the provisions of the Code, its legislative history, Treasury regulations promulgated thereunder, published rulings by the IRS and court decisions, all in effect as of the date hereof, all of which authorities are subject to change or differing interpretations, which changes or differing interpretations could apply retroactively.

Taxation of the Company

      The Company will be subject to federal income tax at a rate of up to 35% on its taxable income. The Company's taxable income will include dividends and capital gains received with respect to its investment in DBS Satellite (including the amount of foreign taxes withheld). The Company should receive a foreign tax credit for any foreign income or profits taxes paid with respect to such dividends and capital gains. In addition, the Company should be entitled to a foreign tax credit with respect to the certain foreign income and profits taxes paid by DBS Satellite that are deemed to have been paid by the Company under the Code.

Taxation of U.S. Stockholders in the Company

Taxation of Distributions

      A U.S. stockholder generally will be required to include in gross income as ordinary dividend income the amount of any distributions paid on the Shares to the extent that such distributions are paid out of the Company's current or accumulated earnings and profits as determined for federal income tax purposes. Distributions in excess of the Company's earnings and profits will be applied against and will reduce the U.S. stockholder's tax basis in its Shares and, to the extent in excess of such tax basis, will be treated as gain from a sale or exchange of such Shares.

Sale or Other Disposition of Shares

      A U.S. stockholder generally will recognize gain or loss equal to the difference between the amount realized on the disposition and the stockholder's adjusted tax basis in the Shares. Capital gain or loss recognized by a stockholder generally will be long-term capital gain or loss if the U.S. stockholder held the Shares for more than one year before disposition. Long-term capital gains are subject to tax at a maximum rate of 20% for individual stockholders and 35% for corporate stockholders.

      THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE COMPANY, INCLUDING THE EFFECT AND APPLICABILITY OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                          DESCRIPTION OF CAPITAL STOCK

Common Stock

      The authorized capital stock of the Company is 10,000,000 shares of Common Stock ($0.001 par value). Shares of the Company, when issued, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and are not able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors.

      All shares of Common Stock are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor, however, the Company's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of any such reclassified shares. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to receive its proportion of the Company's assets remaining after payment of all debts and expenses, including any preferential liquidating distribution to holders of any preferred stock issued by the Company.

      Other offerings of the Company's shares will require approval of the Company's Board of Directors and may require stockholder approval. Any such additional offerings also would be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current NAV (exclusive of underwriting discounts and commissions), except in connection with an offering to existing stockholders or with the consent of a majority of the Company's shares.

      The Company's Common Stock will not be traded on any securities exchange or other market. There is no assurance that a public market will ever exist for the Common Stock.

                                    CUSTODIAN

      Bank Hapoalim B.M., 1177 Avenue of the Americas, New York, New York 10036 (the "Custodian"), acts as the custodian for the Company's assets.

      Under a custody agreement between the Custodian and the Company (the "Custody Agreement"), the Custodian has agreed to hold all property of the Company delivered to it in safekeeping in a segregated account, make payments of cash from the Company's accounts for the purchase of securities for the Company, endorse and collect all checks, drafts or other orders for payment of money received as custodian for the Company, daily furnish the Company with confirmations and a summary of all transfers to or from the account, collect and receive for the account of the Company all income and other payments and distributions, and prepare and maintain the books and records of the Company as required by the 1940 Act, other applicable federal or state laws, rules or regulations, or any federal or state regulatory body.

      For its services, the Custodian receives a fee calculated based on , computed and payable monthly. In addition, the U.S. Custodian will be reimbursed by the Company for any out-of-pocket expenses incurred by it in connection with the performance of its duties under the Custody Agreement.

                                     EXPERTS

      The independent auditors of the Company will be PricewaterhouseCoopers LLC. The business address of PricewaterhouseCoopers LLC is __________________.

                                 LEGAL MATTERS

      The validity of the Common Stock offered hereby will be passed on for the Company by Clifford Chance Rogers & Wells LLP, New York, New York[, and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore, Maryland].

                             ADDITIONAL INFORMATION

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of stockholders. As a result, Company stockholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least a majority of the shares outstanding and entitled to vote may require the Company to hold a special meeting of stockholders for any purpose, including to remove a Director from office. Company stockholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of stockholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by stockholders.

      The Company has filed with the SEC in Washington, D.C. a registration statement under the Securities Act, relating to the shares offered by this prospectus. Further information concerning these shares and the Company may be found in that registration statement on file with the SEC, of which this prospectus constitutes a part. The Company also files reports and other information with the SEC. The registration statements and these reports and other information can be inspected, without charge, and copied, for a fee, at the public reference facilities maintained by the SEC at 450 5th Street, N.W., Washington, D.C. 20549. The Company's filings are also available to the public on the SEC's internet site (http://www.sec.gov).

                         FINANCIAL STATEMENT AND REPORT
                             OF INDEPENDENT AUDITOR

      [To be filed by amendment]

                                    FORM N-2
                                 GILAT DBS, INC.
                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

1.       Financial Statements:
                  Part A:  Financial Highlights (not applicable).
                  Part B: Statement of Assets and Liabilities and Independent Auditors' Report

2.       Exhibits:

         a.       Charter of Registrant.

         b.       Bylaws of Registrant.

         c.       Not Applicable.

         d.       Not Applicable.

         e.       Not Applicable.

         f.       Not Applicable.

         g.       Not Applicable.

         h.       Not Applicable.

         i.       Not Applicable.

         j.       Custody Agreement.*

         k.       Not Applicable.

         l.       Opinion and Consent of Counsel.*

         m.       Not Applicable.

         n.       Consent of Independent Auditors.*

         o.       Not Applicable.

         p.       Not Applicable.

         q.       Not Applicable.

         r.       Not Applicable.

        ----------------------------------------
        * To be filed by amendment

Item 25.  Marketing Arrangements:  Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution:*

                  Registration fees                         $______
                  Legal fees                                $______
                  Accounting fees                           $______
                  Miscellaneous (mailing, etc.)             $______
                  Total.....................................$______

        ----------------------------------------
        * To be filed by amendment

Item 27. Persons Controlled by or Under Common Control with Registrant: None.

Item 28. Number of Holders of Securities as of May 5, 2000:

                  Title of Class                         Number of Recordholders
                  Common Stock                                        1

Item 29.  Indemnification:

            Reference is made to the provisions of Article SEVENTH of the Registrant's Charter and Article VII of the Registrant's Bylaws, each filed as an exhibit to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser:

            Not Applicable.

Item 31. Location of Accounts and Records:

                  Custodian:        ______________________________

                                    ______________________________

                                    ______________________________

Item 32. Management Services: Not Applicable.

Item 33. Undertakings:

      I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

      II.   The Registrant undertakes that:

            (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, its duly authorized representative, in the City of New York, State of New York, on the 5th day of May, 2000.

                                          GILAT DBS, INC.


                                          By: /s/ Shlomo Tirosh
                                             -------------------------
                                              Shlomo Tirosh, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on May 5, 2000.

       Name                                         Title
       ----                                         -----

/s/ Shlomo Tirosh                           Chairman of the Board
-------------------------------------       (Principal executive officer
      (Shlomo Tirosh)                       and financial and accounting
                                            officer and Director)

/s/ Gene Kleinhendler                       Director
-------------------------------------
    (Gene Kleinhendler)

/s/ Heather A. Stone                        Director
-------------------------------------
   (Heather A. Stone)

                                    FORM N-2
                                 GILAT DBS, INC.
                                  EXHIBIT INDEX

            (a) Charter of Registrant

            (b) Bylaws of Registrant